UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF CALIFORNIA

In re: [CASE NAME]	Commerce One, Inc.		Case No.		04-32820

			CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS
	MONTH ENDED:	02/28/05	PETITION DATE:		10/06/04
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in	$1
2.	Asset and Liability Structure		End of Current Month		End of Prior Month	As of Petition Filing
	a. Current Assets		$14,666,887		$14,760,626
	b. Total Assets		$14,666,887		$14,760,626
	c. Current Liabilities		$408,524		$847,770
	d. Total Liabilities		$6,073,916		$34,341,557
3.	Statement of Cash Receipts & Disbursements for Month		Current Month		Prior Month	Cumulative (Case to Date)
	a. Total Receipts		$308,209		$94,455	$17,708,429
	b. Total Disbursements		$432,601		$1,178,581	$3,493,937
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)		($124,392)		($1,084,126)	$14,214,492
	d. Cash Balance Beginning of Month		$14,638,201		$15,722,327	$299,317
	e. Cash Balance End of Month (c + d)		$14,513,809		$14,638,201	$14,513,809
			Current Month		Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations		($136,618)		($45,006)	($181,624)
5.	Account Receivables (Pre and Post Petition)		$0		$0
6.	Post-Petition Liabilities		$408,524		$847,770
7.	Past Due Post-Petition Account Payables (over 30 days)		$292,899		$594,533
At the end of this reporting month:					Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal					X
	course to secured creditors or lessors? (if yes, attach listing including date of
	payment, amount of payment and name of payee)
9.	Have any payments been made to professionals? (if yes, attach listing including date of				X
	payment, amount of payment and name of payee)
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?				X
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes,				X
	attach listing including date of payment, amount and reason for payment, and name of payee)
12.	Is the estate insured for replacement cost of assets and for general liability?				X
13.	Are a plan and disclosure statement on file?					X
14.	Was there any post-petition borrowing during this reporting period?					X
15.	Check if paid: Post-petition taxes __;		U.S. Trustee Quarterly Fees;	X	Check if filing is current for: Post-petition tax reporting and tax returns:__.
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
Date: ______	Responsible Individual: _________________________________

STATEMENT OF OPERATIONS (General Business Case)
				For the Month Ended	02/28/05
Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
-		-	1	Gross Sales		664,426
		-	2	less: Sales Returns & Allowances		-
-	-	-	3	Net Sales		664,426	-
-		-	4	less: Cost of Goods Sold (Schedule 'B')		-
-	-	-	5	Gross Profit		664,426	-
		-	6	Interest		-
		-	7	Other Income:		-
		-	8			-
		-	9			-
-	-	-	10	Total Revenues		664,426	-
				Expenses:
31,002	30,000	(1,002)	11	Compensation to Owner(s)/Officer(s)		182,357	35,000
-	-	-	12	Salaries		446,146	-
		-	13	Commissions		-
(3,276)	100,000	103,276	14	Contract Labor		130,869	25,000
		-	15	Rent/Lease: Personal Property		-
2,530	3,000	470	16	Real Property		102,131	3,000
(268)	2,000	2,268	17	Insurance - Health benefits		175,002	2,000
		-	18	Management Fees		-
-		-	19	Depreciation and Amortization		21,713
1,594	4,000	2,406	20	Taxes: Employer Payroll Taxes		239,142	4,000
		-	21	Real Property Taxes		-
		-	22	Other Taxes		-
5,731		(5,731)	23	Other Selling		83,859
42,582	20,000	(22,582)	24	Other Administrative		822,850	20,000
		-	25	Interest		-
		-	26	Other Expenses:		-
		-	27			-
		-	28			-
		-	29			-
		-	30			-
		-	31			-
		-	32			-
		-	33			-
		-	34			-
79,895	159,000	79,105	35	Total Expenses		2,204,070	89,000
(79,895)	(159,000)	79,105	36	Subtotal		(1,539,644)	(89,000)
(287,884)		287,884	37	Reorganization Items: Professional Fees		(1,586,154)	(175,000)
		-	38	Provisions for Rejected Executory Contracts		-
		-	39	Interest Earned on Accumulated Cash from		-
				Resulting Chp 11 Case		-
42,157		42,157	40	Gain or (Loss) from Sale of Equipment		15,544,271
-		-	41	U.S. Trustee Quarterly Fees		(5,250)
189,004		(189,004)	42	Other Income		1,079,789
(56,723)	-	(56,723)	43	Total Reorganization Items		15,032,656	(175,000)
(136,618)	(159,000)	22,382	44	Net Profit (Loss) Before Federal & State Taxes		13,493,012	(264,000)
		-	45	Federal & State Income Taxes
(136,618)	(159,000)	22,382	46	Net Profit (Loss)		13,493,012	(264,000)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended						02/28/05
	Assets
						From Schedules	Market Value
		Current Assets
1			Cash and cash equivalents - unrestricted				14,513,809
2			Cash and cash equivalents - restricted				42,463
3			Accounts receivable (net)			A	-
4			Inventory			B	-
5			Prepaid expenses				110,614
6			Professional retainers
7			Other:
8
9				Total Current Assets			14,666,887
		Property and Equipment (Market Value)
10			Real property			C	-
11			Machinery and equipment			D	-
12			Furniture and fixtures			D	-
13			Office equipment			D	-
14			Leasehold improvements			D	-
15			Vehicles			D	-
16			Other:			D
17						D
18						D
19						D
20						D
21				Total Property and Equipment			-
		Other Assets
22			Loans to shareholders
23			Loans to affiliates
24
25
26
27
28				Total Other Assets			-
29				Total Assets			14,666,887
	NOTE:
			Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market
			prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
		Post-Petition
			Current Liabilities
30				Salaries and wages
31				Payroll taxes
32				Real and personal property taxes			-
33				Income taxes
34				Sales taxes			115,625
35				Notes payable (short term)
36				Accounts payable (trade)		A	292,899
37				Real property lease arrearage
38				Personal property lease arrearage
39				Accrued professional fees
40				Current portion of long-term post-petition debt (due within 12 months)
41				Other:	Deferred Revenue		-
42
43
44				Total Current Liabilities			408,524
45			Long-Term Post-Petition Debt, Net of Current Portion
46				Total Post-Petition Liabilities			408,524
		Pre-Petition Liabilities (allowed amount)
47				Secured claims		F	256,099
48				Priority unsecured claims		F	198,217
49				General unsecured claims		F	5,211,077
50				Total Pre-Petition Liabilities			5,665,392
51				Total Liabilities			6,073,916
	Equity (Deficit)
52			Retained Earnings/(Deficit) at time of filing				8,729,588
53			Capital Stock
54			Additional paid-in capital
55			Cumulative profit/(loss) since filing of case				(136,618)
56			Post-petition contributions/(distributions) or (draws)
57
58			Market value adjustment
59				Total Equity (Deficit)			8,592,971
60	Total Liabilities and Equity (Deficit)						14,666,887

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable
Receivables and Payables Agings				Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
	0 -30 Days			-	292,899
	31-60 Days			-	$0
	61-90 Days			-	$0	$0
	91+ Days			-	$0
	Total accounts receivable/payable			-	$292,899
Allowance for doubtful accounts
	Accounts receivable (net)			-
Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)				Cost of Goods Sold
			Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
	Retail/Restaurants -			Net purchase
	Product for resale			Direct labor
Manufacturing overhead
	Distribution -			Freight in
	Products for resale			Other:

Manufacturer -
Raw Materials
	Work-in-progress			Less -
	Finished goods			Inventory End of Month
Shrinkage
	Other - Explain			Personal Use

				Cost of Goods Sold		$0
	TOTAL		$0

	Method of Inventory Control			Inventory Valuation Methods
	Do you have a functioning perpetual inventory system?			Indicate by a checkmark method of inventory used.
	Yes	No
	How often do you take a complete physical inventory?			Valuation methods -
FIFO cost
	Weekly			LIFO cost
	Monthly			Lower of cost or market
	Quarterly			Retail method
	Semi-annually			Other
	Annually			Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C Real Property
Description		Cost	Market Value

	Total	$0	$0

Schedule D Other Depreciable Assets
Description		Cost	Market Value
Machinery & Equipment -
	Computer Equipment - estimated*	$0	$0

	Total	$0	$0
Furniture & Fixtures -
	Office Furniture and Fixtures - estimated*	$0	$0

	Total	$0	$0
Office Equipment -

	Total	$0	$0
Leasehold Improvements -

	Total	$0	$0
Vehicles -
	Van - estimated	$0	$0

	Total	$0	$0

* Cost of Fixed Assets are estimated based upon taking the June 30,2004 net fixed asset balance of $118,000 and applying a resonable amount of depreciation

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)
Taxes Payable		0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
	Income Tax Withholding					$0
	FICA - Employee					$0
	FICA - Employer					$0
	Unemployment (FUTA)					$0
	Income	$0	$0	$0	$0	$0
	Other (Attach List)	$0	$0	$0	$0	$0
Total Federal Taxes		$0	$0	$0	$0	$0
State and Local
	Income Tax Withholding					$0
	Unemployment (UT)					$0
	Disability Insurance (DI)					$0
	Empl. Training Tax (ETT)					$0
	Sales	$0	$0	$91,047	$18,252	$109,299
	Excise	$0	$0	$0	$0	$0
	Real property	$0	$0	$0	$0	$0
	Personal property	$0	$0	$6,326	$0	$6,326
	Income	$0	$0		$0	$0
	Other (Attach List)	$0	$0	$0	$0	$0
Total State & Local Taxes		$0	$0	$97,373	$18,252	$115,625
Total Taxes		$0	$0	$97,373	$18,252	$115,625
Schedule F
Pre-Petition Liabilities
List Total Claims For Each Classification -				Claimed Amount	Allowed Amount (b)
	Secured claims (a)			$377,309	$256,099
	Priority claims other than taxes			$290,013	$36,165
	Priority tax claims			$160,263	$162,052
	General unsecured claims			$32,752,870	$5,211,077
	(a) List total amount of claims even it under secured.
	(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit
	alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a
	claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
	$3,000,000 as the Allowed Amount.
Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month
		Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts		$0
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

[1] The claims indicated herein pertain to the aggregrate claims filed and scheduled for both Debtors Upon review, Debtors will identify the appropriate claims attributable to each Debtor.
[2] Allowed claims are subject to further review and not final. Debtors are in the process of analyzing each proof of claim filed and debt scheduled and will file any appropriate objections to each filed claim or scheduled debt as appropriate.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
			For the Month Ended	02/28/05
					Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1		Rent/Leases Collected
2		Cash Received from Sales			-	1,008,761
3		Interest Received
4		Borrowings
5		Funds from Shareholders, Partners, or Other Insiders
6		Capital Contributions
7		Repatriation of Cash			183,405	1,059,151
8		Sale of Assets			5,598	15,507,712
9		Other			119,206	132,805
10
11
12			Total Cash Receipts		308,209	17,708,429
	Cash Disbursements
13		Payments for Inventory
14		Selling			7,113	84,138
15		Administrative			26,424	744,891
16		Capital Expenditures			-	24,912
17		Principal Payments on Debt			-	-
18		Interest Paid			-	-
		Rent/Lease:				-
19			Personal Property			-
20			Real Property		2,530	109,820
		Amount Paid to Owner(s)/Officer(s)				-
21			Salaries		24,955	52,165
22			Draws		-	-
23			Commissions/Royalties		-	-
24			Expense Reimbursements		409	1,497
25			Other		-	-
26		Salaries/Commissions (less employee withholding)			-	804,155
27		Management Fees				-
		Taxes:
28			Employee Withholding
29			Employer Payroll Taxes		-	111,807
30			Real Property Taxes
31			Other Taxes
32		Other Cash Outflows:
33			Contractors		3,787	194,646
34			US Trustee		-	5,250
35			Professional		367,384	1,360,654
36
37
38			Total Cash Disbursements:		432,601	3,493,937
39	Net Increase (Decrease) in Cash				(124,392)	14,214,492
40	Cash Balance, Beginning of Period				14,638,201	299,317
41	Cash Balance, End of Period				14,513,809	14,513,809

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended				02/28/05
	Cash Flows From Operating Activities				Actual Current Month	Cumulative (Case to Date)
1		Cash Received from Sales			-	1,008,761
2		Rent/Leases Collected
3		Interest Received/ Repatriation of Cash/Other			302,611	1,191,956
4		Cash Paid to Suppliers
5		Cash Paid for Selling Expenses			7,113	84,138
6		Cash Paid for Administrative Expenses			26,424	744,891
		Cash Paid for Rents/Leases:
7			Personal Property		2,530	109,820
8			Real Property
9		Cash Paid for Interest
10		Cash Paid for Net Payroll and Benefits			-	804,155
		Cash Paid to Owner(s)/Officer(s)
11			Salaries		24,955	52,165
12			Draws			-
13			Commissions/Royalties			-
14			Expense Reimbursements		409	1,497
15			Other			-
		Cash Paid for Taxes Paid/Deposited to Tax Acct.
16			Employer Payroll Tax		-	111,807
17			Employee Withholdings
18			Real Property Taxes
19			Other Taxes
20		Cash Paid for General Expenses			3,787	194,646
21
22
23
24
25
26
27			Net Cash Provided (Used) by Operating Activities before Reorganization Items		237,394	97,597
	Cash Flows From Reorganization Items
28		Interest Received on Cash Accumulated Due to Chp 11 Case
29		Professional Fees Paid for Services in Connection with Chp 11 Case			367,384	1,360,654
30		U.S. Trustee Quarterly Fees			-	5,250
31
32			Net Cash Provided (Used) by Reorganization Items		(367,384)	(1,365,904)
33	Net Cash Provided (Used) for Operating Activities and Reorganization Items				(129,990)	(1,268,307)
	Cash Flows From Investing Activities
34		Capital Expenditures			-	24,912
35		Proceeds from Sales of Capital Goods due to Chp 11 Case			5,598	15,507,712
36
37			Net Cash Provided (Used) by Investing Activities		5,598	15,482,799
	Cash Flows From Financing Activities
38		Net Borrowings (Except Insiders)
39		Net Borrowings from Shareholders, Partners, or Other Insiders
40		Capital Contributions
41		Principal Payments
42
43			Net Cash Provided (Used) by Financing Activities		-	-
44	Net Increase (Decrease) in Cash and Cash Equivalents				(124,392)	14,214,492
45	Cash and Cash Equivalents at Beginning of Month				14,638,201	299,317
46	Cash and Cash Equivalents at End of Month				14,513,809	14,513,809

Payments been made to officers, insiders, shareholders, relatives

	Salaries	Reimbursed Expense	Total
Paul Warenski	15,772.50	-	15,772.50
Peter Seidenberg	14,820.00	409.23	15,229.23
Total	30,592.50	409.23	31,001.73

Payments been made to court approved professionals

Total
White & Case LLP	71,556.75
Stallman & Pollock	13,609.10
Thelen Reid & Priest LLP	2,548.01
Wilson Sonsini Goodrich & Rosati PC	96,641.54
Murray & Murray PC	183,028.85
Total	367,384.25